Exhibit 99.1

BioSante Pharmaceuticals, Inc. 111 Barclay Boulevard Lincolnshire, Illinois 60069 www.biosantepharma.com

FOR IMMEDIATE RELEASE	NASDAQ: BPAX

BioSante Pharmaceuticals Announces Proposed

Public Offering of Common Stock

LINCOLNSHIRE, Illinois (July 27, 2011) — BioSante Pharmaceuticals, Inc. (Nasdaq: BPAX) today announced that it intends to offer and sell shares of its common stock in an underwritten public offering. All of the shares in the offering will be sold by BioSante. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering. The shares will be offered pursuant to a shelf registration statement on Form S-3 that was previously declared effective by the Securities and Exchange Commission (SEC).

Jefferies & Company, Inc. is acting as the sole book-running manager for the proposed offering.

A shelf registration statement relating to the shares was filed with the SEC and is effective. BioSante intends to file a preliminary prospectus supplement relating to the offering with the SEC, which will be available along with the prospectus filed with the SEC in connection with the shelf registration, on the SEC’s website at www.sec.gov.  Copies of the preliminary prospectus supplement and the accompanying prospectus relating to this offering may be obtained from the offices of Jefferies & Company, Inc., Equity Syndicate Prospectus Department, at 520 Madison Avenue, 12th Floor, New York, NY 10022, at 877-547-6340 and at Prospectus_Department@Jefferies.com.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About BioSante Pharmaceuticals, Inc.

BioSante is a specialty pharmaceutical company focused on developing products for female sexual health and oncology.

Forward-Looking Statements

To the extent any statements made in this release deal with information that is not historical, these are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about BioSante’s plans, objectives, expectations and intentions with respect to the proposed public offering.  Such statements are identified by words such as “intend,” “will,” “may,” “continue,” “could,” “believe,” “expect,” “anticipate,” and other words of similar meaning, derivations of such words or the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause BioSante’s actual results to be materially different than those expressed in or implied by BioSante’s forward-looking statements. For BioSante, particular uncertainties and risks include, among others, risks and uncertainties related to whether or not BioSante will be able to raise capital through the sale of shares of common stock, the final terms of the proposed offering, and market and other conditions related to the proposed public offering. There can be no assurance that BioSante will be able to complete the proposed public offering on the anticipated terms, or at all.  Additional risks and uncertainties related to the proposed offering, BioSante and its business are described in BioSante’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly report on Form 10-Q and in the preliminary prospectus supplement related to the proposed offering to be filed with the SEC on or about the date hereof. All forward-looking statements in this release speak only as of the date of this release. BioSante undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

For more information, please contact:
For Investors:	For Media:
The Trout Group LLC	McKinney/Chicago
Tricia Swanson	Alan Zachary
646-378-2953; tswanson@troutgroup.com	312-506-5220; azachary@mckinneychicago.com